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                                                                  Exhibit (A)(9)

                               AMENDMENT NO. 8 TO
                    AMENDED AND RESTATED DECLARATION OF TRUST
                               OF ING MUTUAL FUNDS

     THIS AMENDMENT NO. 8 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of November 1, 2005, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the "Trust").

     WHEREAS, the Amended and Restated Declaration of Trust ("Declaration of Trust") adopted as of June 3, 2004, designated certain Series of Interests of the Trust; and

     WHEREAS, the Board of Trustees has authorized an amendment to the Declaration of Trust to create twelve additional series of Interests of the Trust to be known as follows:

          ING Diversified International Fund Class A;
          ING Diversified International Fund Class B;
          ING Diversified International Fund Class C;
          ING Diversified International Fund Class I;
          ING Index Plus International Equity Fund Class A;
          ING Index Plus International Equity Fund Class B;
          ING Index Plus International Equity Fund Class C;
          ING Index Plus International Equity Fund Class I;
          ING International Capital Appreciation Fund Class A;
          ING International Capital Appreciation Fund Class B;
          ING International Capital Appreciation Fund Class C;
          ING International Capital Appreciation Fund Class I; and

     WHEREAS, pursuant to Section 9.03 of the Declaration of Trust, the Board of Trustees have authorized an amendment to the Declaration of Trust to establish one additional class for ING Emerging Countries Fund and ING International SmallCap Fund to be known as follows:

          ING Emerging Countries Fund Class I;
          ING International SmallCap Fund Class I

     NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

     The second sentence of Section 8.08 of the Declaration of Trust is hereby amended and restated to read in full as follows:

     "The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof. The Trustees hereby establish and designate sixty-seven (67) series, as follows:

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          ING Diversified International Fund Class A
          ING Diversified International Fund Class B
          ING Diversified International Fund Class C
          ING Diversified International Fund Class I
          ING Emerging Countries Fund Class A
          ING Emerging Countries Fund Class B
          ING Emerging Countries Fund Class C
          ING Emerging Countries Fund Class I
          ING Emerging Countries Fund Class M
          ING Emerging Countries Fund Class Q
          ING Emerging Markets Debt Fund Class A
          ING Emerging Markets Debt Fund Class B
          ING Emerging Markets Debt Fund Class C
          ING Emerging Markets Debt Fund Class I
          ING Foreign Fund Class A
          ING Foreign Fund Class B
          ING Foreign Fund Class C
          ING Foreign Fund Class I
          ING Foreign Fund Class Q
          ING Global Equity Dividend Fund Class A
          ING Global Equity Dividend Fund Class B
          ING Global Equity Dividend Fund Class C
          ING Global Equity Dividend Fund Class O
          ING Global Real Estate Fund Class A
          ING Global Real Estate Fund Class B
          ING Global Real Estate Fund Class C
          ING Global Real Estate Fund Class I
          ING Global Real Estate Fund Class O
          ING Global Value Choice Fund Class A
          ING Global Value Choice Fund Class B
          ING Global Value Choice Fund Class C
          ING Global Value Choice Fund Class I
          ING Global Value Choice Fund Class Q
          ING Greater China Fund Class A
          ING Greater China Fund Class B
          ING Greater China Fund Class C
          ING Greater China Fund Class I
          ING Index Plus International Equity Fund Class A ING Index Plus International Equity Fund Class B ING Index Plus International Equity Fund Class C ING Index Plus International Equity Fund Class I ING International Capital Appreciation Fund Class A ING International Capital Appreciation Fund Class B ING International Capital Appreciation Fund Class C ING International Capital Appreciation Fund Class I ING International Fund Class A

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          ING International Fund Class B
          ING International Fund Class C
          ING International Fund Class I
          ING International Fund Class Q
          ING International SmallCap Fund Class A
          ING International SmallCap Fund Class B
          ING International SmallCap Fund Class C
          ING International SmallCap Fund Class I
          ING International SmallCap Fund Class Q
          ING International Value Choice Fund Class A
          ING International Value Choice Fund Class B
          ING International Value Choice Fund Class C
          ING International Value Choice Fund Class I
          ING Precious Metals Fund Class A
          ING Precious Metals Fund Class B
          ING Precious Metals Fund Class C
          ING Precious Metals Fund Class Q
          ING Russia Fund Class A
          ING Russia Fund Class B
          ING Russia Fund Class C
          ING Russia Fund Class Q"

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IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


/s/ John V. Boyer                       /s/ Jock Patton
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John V. Boyer, as Trustee               Jock Patton, as Trustee


/s/ J. Michael Earley                   /s/ David W.C. Putnam
-------------------------------------   ----------------------------------------
J. Michael Earley, as Trustee           David W.C. Putnam, as Trustee


/s/ R. Barbara Gitenstein               /s/ John G. Turner
-------------------------------------   ----------------------------------------
R. Barbara Gitenstein, as Trustee       John G. Turner, as Trustee


/s/ Patrick W. Kenny                    /s/ Roger B. Vincent
-------------------------------------   ----------------------------------------
Patrick W. Kenny, as Trustee            Roger B. Vincent, as Trustee


/s/ Walter H. May                       /s/ Richard A. Wedemeyer
-------------------------------------   ----------------------------------------
Walter H. May, as Trustee               Richard A. Wedemeyer, as Trustee


/s/ Thomas J. McInerney
-------------------------------------
Thomas J. McInerney, as Trustee